Exhibit 10.1

$100,000,000

SPECTRUM PHARMACEUTICALS, INC.

2.75% Convertible Senior Notes due 2018

PURCHASE AGREEMENT

December 17, 2013

JEFFERIES LLC

RBC CAPITAL MARKETS, LLC

As Representatives of the

Initial Purchasers listed in

Schedule I hereto

c/o Jefferies LLC

520 Madison Avenue

New York, New York 10022

c/o RBC Capital Markets, LLC

Three World Financial Center

200 Vesey Street

New York, New York 10281

Ladies and Gentlemen:

Spectrum Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby agrees with you as follows:

1. Issuance of Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the initial purchasers listed in Schedule I hereto (collectively, the “Initial Purchasers”), for whom Jefferies LLC and RBC Capital Markets, LLC are acting as representatives (in such capacity, the “Representatives”), $100,000,000 in aggregate principal amount of 2.75% Convertible Senior Notes due 2018 (the “Initial Securities”). The Initial Securities will be issued pursuant to an indenture (the “Indenture”), to be dated as of December 23, 2013, by and among the Company and Wilmington Trust, National Association, as trustee (the “Trustee”). In addition, the Company has granted to the Initial Purchasers an option to purchase up to an additional $20,000,000 aggregate principal amount of its 2.75% Convertible Senior Notes due 2018 on the terms and conditions and for the purposes set forth in Section 2 (the “Option Securities” and, together with the Initial Securities, the “Securities”). The Securities will be convertible into cash, duly and validly issued, fully paid and non-assessable shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), including any such additional shares issuable upon conversion in connection with a “make-whole fundamental change” (as defined in the Final Offering Memorandum) (such shares, the “Conversion Shares”), or a combination of cash and Conversion Shares, on the terms, and subject to the conditions, set forth in the Indenture. Capitalized terms used, but not defined herein, shall have the meanings set forth in the “Description of the Notes” section of the Final Offering Memorandum (as hereinafter defined).

The Securities will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder (collectively, the “Securities Act”). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities shall bear the legends set forth in the final offering memorandum, dated the date hereof (the “Final Offering Memorandum”). The Company has prepared a preliminary offering memorandum, dated December 16, 2013 (the “Preliminary Offering Memorandum”), (ii) a pricing term sheet, dated the date hereof, attached hereto as Schedule II, which includes pricing terms and other information with respect to the Securities and the Conversion Shares (the “Pricing Supplement”), and (iii) the Final Offering Memorandum, in each case, relating to the offer and sale of the Securities (the “Offering”). All references in this Agreement to the Preliminary Offering Memorandum, the Time of Sale Document (as defined herein) or the Final Offering Memorandum include, unless expressly stated otherwise, (i) all amendments or supplements thereto, (ii) all documents, financial statements and schedules and other information contained, incorporated by reference or deemed incorporated by reference therein (and references in this Agreement to such information being “contained,” “included” or “stated” (and other references of like import) in the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum shall be deemed to mean all such information contained, incorporated by reference or deemed incorporated by reference therein) and (iii) any offering memorandum “wrapper” to be used in connection with offers to sell, solicitations of offers to buy or sales of the Securities in non-U.S. jurisdictions. The Preliminary Offering Memorandum and the Pricing Supplement are collectively referred to herein as the “Time of Sale Document.”

In connection with the offering of Initial Securities, the Company and RBC Capital Markets, LLC (the “Option Counterparty”) are entering into convertible note hedge transactions pursuant to convertible note hedge confirmations (the “Base Convertible Note Hedge Confirmations”), dated the date hereof, and warrant transactions pursuant to warrant confirmations (the “Base Warrant Confirmations”), dated the date hereof. In connection with any issuance of Option Securities, the Company and the Option Counterparty may enter into additional convertible note hedge transactions pursuant to additional convertible note hedge confirmations (the “Additional Convertible Note Hedge Confirmations”) and additional warrant transactions pursuant to additional warrant confirmations (the “Additional Warrant Confirmations” and, together with the Base Convertible Note Hedge Confirmations, the Base Warrant Confirmations and the Additional Convertible Note Hedge Confirmations, the “Call Spread Confirmations”).

In addition, in connection with the offering of the Initial Securities, the Company intends to terminate its Credit Agreement, dated as of September 5, 2012, as amended from time to time, among the Company, certain subsidiary borrowers, Bank of America, N.A., as administrative agent and the lenders party thereto (the “Credit Agreement”).

2. Terms of Offering. The Initial Purchasers have advised the Company, and the Company understands, that the Initial Purchasers will make offers to sell (the “Exempt Resales”) some or all of the Securities purchased by the Initial Purchasers hereunder on the terms set forth in the Time of Sale Document to persons (the “Subsequent Purchasers”) whom the Initial Purchasers reasonably believe are “qualified institutional buyers” (“QIBs”) (as defined in Rule 144A under the Securities Act). As used herein, “Time of Sale” means 7 a.m. (New York City time) on the business day immediately following the date of this Agreement.

This Agreement, the Indenture, the Securities and the Call Spread Confirmations are collectively referred to herein as the “Documents”, and the transactions contemplated hereby and thereby are collectively referred to herein as the “Transactions.”

3. Purchase, Sale and Delivery.

(a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers, severally and not jointly, agree to purchase from the Company, the aggregate principal amount of Initial Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto at a purchase price of 97.00% of the aggregate principal amount thereof.

(b) The Company hereby grants to the Initial Purchasers an option to purchase up to $20,000,000 in aggregate principal amount of Option Securities at the same purchase price as set forth above in Section 3(a) for the Initial Securities. Such option is granted for the purpose of covering sales of Securities in excess of the aggregate principal amount of Initial Securities in the sale of Initial Securities. The option is issuable within 13 calendar days of the Initial Closing Date and may be exercised in whole or in part from time to time by written notice being given to the Company by the Initial Purchasers; provided that such option may be exercised only once. Such notice shall set forth the aggregate principal amount of Option Securities as to which the option is being exercised, the names in which the principal amount of Option Securities are to be registered, the denominations in which the Option Securities are to be issued and the date and time, as determined by the Representatives, when the Option Securities are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Closing Date, and if later than the Initial Closing Date, shall not be earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. If any Optional Securities are to be purchased, each Initial Purchaser, severally and not jointly, agrees to purchase from the Company the principal amount of Option Securities that bears the same proportion to the total principal amount of Option Securities to be purchased as the total principal amount of Initial Securities.

(c) Delivery to the Initial Purchasers of and payment for the Initial Securities shall be made at a closing (the “Initial Closing”) to be held at 10:00 a.m., New York City time, on December 23, 2013 (the “Initial Closing Date”) and delivery to the Initial Purchasers of and payment for the Option Securities shall be made at a closing (the “Option Closing” and, together with the Initial Closing, a “Closing”) to be held at a date and time specified by the Representatives in the written notice of the Initial Purchasers’ election to purchase the Option Securities (the “Option Closing Date” and, together with the Initial Closing Date, a “Closing Date”), in each case, at the New York City offices of Davis Polk & Wardwell LLP (or such other place as shall be reasonably acceptable to the Representatives).

(d) The Company shall deliver to the Initial Purchasers one or more certificates representing the Initial Securities and the Option Securities, as the case may be, in definitive global form, registered in such names and denominations as the Initial Purchasers may request, against payment by the Initial Purchasers of the purchase price therefor by immediately available federal funds bank wire transfer to such bank account or accounts as the Company shall designate to the Initial Purchasers at least two business days prior to the Closing. The certificates representing the Initial Securities and the Option Securities, as the case may be, in definitive global form shall be made available to the Initial Purchasers for inspection at the New York City offices of Davis Polk & Wardwell LLP (or such other place as shall be reasonably acceptable to the Representatives) not later than 10:00 a.m. New York City time one business day immediately preceding the applicable Closing Date. Securities to be represented by one or more definitive global securities in book-entry form will be deposited on the Closing Date, by or on behalf of the Company, with The Depository Trust Company (“DTC”) or its designated custodian, and registered in the name of Cede & Co.

4. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Initial Purchaser that, as of the date hereof and as of the applicable Closing Date:

(a)	Limitation on Offering Materials. The Company has not prepared, made, used, authorized, approved or distributed and will not, and will not cause or allow its agents or representatives to, prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or a solicitation of an offer to buy the Securities, or otherwise is prepared to market the Securities, other than (i) the Time of Sale Document, (ii) the Final Offering Memorandum and (iii) any marketing materials (including any roadshow or investor presentation materials) or other written communications, in each case used in accordance with Section 5(c) hereof (each such communication by the Company or its agents or representatives described in this clause (iii), a “Company Additional Written Communication”).

(b)

No Material Misstatement or Omission. (i) The Time of Sale Document, as of the Time of Sale, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the Final Offering Memorandum, as of the date thereof, did not, and, at the Closing Date, will not, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) each Company Additional Written Communication does not conflict with the information contained in the Time of Sale Document or the Final Offering Memorandum, and when taken together with the Time of Sale Document did not, and, at the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that the representations and warranties set forth in this paragraph do not apply to statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser and furnished to the Company in writing by any Initial Purchaser through the Representatives expressly for use in the Time of Sale Document or the Final Offering Memorandum as set forth in Section 13. No injunction or order has been issued that either (i) asserts that any of the Transactions is subject to the registration requirements of the Securities Act or (ii) would prevent or suspend the issuance or sale of any of the Securities or the use of the Time of Sale Document or the Final Offering Memorandum in any jurisdiction, and, to the knowledge of the Company, no proceeding for either such purpose has commenced, is pending or is contemplated.

(c)	Documents Incorporated by Reference. The documents incorporated or deemed to be incorporated by reference in the Time of Sale Document or the Final Offering Memorandum, at the time they were filed with the SEC complied (and, to the extent hereafter filed with the SEC, will comply) in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder (collectively, the “Exchange Act”) and did not (or will not) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. There are no contracts or other documents required to be described in such incorporated documents or to be filed as exhibits to such incorporated documents which have not been described or filed as required.

(d)	Reporting Compliance. The Company is subject to, and is in compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the Exchange Act.

(e)

Preparation of the Financial Statements. The consolidated financial statements and related notes and supporting schedules of the Company and the Subsidiaries contained or incorporated by reference in the Time of Sale Document and the Final Offering Memorandum (the “Financial Statements”) present fairly, in all material respects, the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries, as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles of the United States, applied on a consistent basis throughout the periods reported (“GAAP”) and the requirements of Regulation S-X except, in the case of unaudited , interim financial statements, subject to normal year-end audit adjustments. The financial data set forth under the caption “Summary—Summary Financial Data” in the Time of Sale Document and the Final Offering Memorandum has been prepared on a basis materially consistent with that of the Financial Statements and present fairly, in all material respects, the financial position and results of operations of the Company and its consolidated Subsidiaries as of the respective dates and for the respective periods indicated. The unaudited pro forma financial information and related notes and supporting schedules of the Company and the Subsidiaries contained in the Time of Sale

Document and the Final Offering Memorandum have been prepared in accordance with the requirements of Regulation S-X and have been accurately presented, in all material respects, on the bases described therein, and give effect to assumptions used in the preparation thereof that have been made on a reasonable basis and in good faith and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All other financial, statistical and market and industry data and forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Time of Sale Document and the Final Offering Memorandum are fairly presented, are based on or derived from sources that the Company believes to be reliable and accurate, and are presented on a reasonable basis. No other financial statements or supporting schedules are required to be included in the Time of Sale Document or the Final Offering Memorandum other than the financial statements described in Section 4(h). The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Time of Sale Document and the Final Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.

(f)	Disclosure Controls and Procedures. The Company and the Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and the Subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. The statements relating to disclosure controls and procedures made by the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company in the certifications required by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith are complete and correct.

(g)	Independent Accountants. Ernst & Young LLP, who have expressed their opinion with respect to the financial statements including the related notes thereto and supporting schedules contained in the Time of Sale Document and the Final Offering Memorandum, are (i) an independent registered public accounting firm with respect to the Company and the Subsidiaries within the applicable rules and regulations adopted by the SEC and as required by the Securities Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board (United States) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn

(h)

Allos Financials. To the knowledge of the Company, and except as disclosed in the Time of Sale Document and the Final Offering Memorandum, (i) the consolidated financial statements of Allos Therapeutics, Inc. (“Allos”) contained or incorporated by reference in the Time of Sale Document and the Final Offering Memorandum were prepared in conformity with GAAP and present fairly, in all material respects, the financial position of Allos as of the dates indicated and the results of operations and cash flows of Allos for the periods specified in accordance with GAAP. Ernst & Young LLP, who have expressed their opinion with respect to the financial statements of Allos including the related notes thereto and supporting schedules contained in the Time of Sale Document and the Final Offering Memorandum, are, to the knowledge of the Company, (i) an independent registered public accounting firm with respect to Allos within the applicable rules and regulations adopted by the SEC and as required by the Securities Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board (United States) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(i)	Talon Financials. To the knowledge of the Company, and except as disclosed in the Time of Sale Document and the Final Offering Memorandum, (i) the consolidated financial statements of Talon Therapeutics, Inc. (“Talon”) contained or incorporated by reference in the Time of Sale Document and the Final Offering Memorandum were prepared in conformity with GAAP and present fairly, in all material respects, the financial position of Talon as of the dates indicated and the results of operations and cash flows of Talon for the periods specified in accordance with GAAP. BDO USA, LLP, who have expressed their opinion with respect to the financial statements of Talon including the related notes thereto and supporting schedules contained in the Time of Sale Document and the Final Offering Memorandum, are, to the knowledge of the Company, (i) an independent registered public accounting firm with respect to Talon within the applicable rules and regulations adopted by the SEC and as required by the Securities Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board (United States) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(j)

No Material Adverse Change. Subsequent to the respective dates as of which information is contained in the Time of Sale Document and the Final Offering Memorandum, except as disclosed in the Time of Sale Document and the Final Offering Memorandum, (i) neither the Company nor any of the Subsidiaries has incurred any liabilities, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and the Subsidiaries, taken as a whole, or has entered into any transactions not in the ordinary course of business, which are material to the Company and the Subsidiaries taken as a whole, (ii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or the Subsidiaries, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company, and (iii) there has not been any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (each of clauses (i), (ii) and (iii), a “Material Adverse Change”).

(k)	[Reserved]

(l)	Subsidiaries. Each corporation, partnership or other entity in which the Company, directly or indirectly through any of its subsidiaries, owns more than fifty percent (50%) of any class of equity securities or interests is listed on Schedule III attached hereto (the “Subsidiaries”).

(m)	Incorporation and Good Standing of the Company and the Subsidiaries. The Company and each of the Subsidiaries (i) has been duly organized or formed, as the case may be, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Time of Sale Document and in the Final Offering Memorandum and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation, partnership or other entity as the case may be, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, (B) the ability of the Company or any Subsidiary to perform its obligations in all material respects under any Document, (C) the validity or enforceability of any of the Documents, or (D) the consummation of any of the Transactions (each, a “Material Adverse Effect”).

(n)

Capitalization and Other Capital Stock Matters. All of the issued and outstanding shares of capital stock or other equity interests of the Company and each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of, and are not subject to, any preemptive or similar rights. The Securities, the Conversion Shares and all other outstanding shares of capital stock or other equity interests of the Company conform in all material respects to the descriptions thereof set forth in the Time of Sale Document and the Final Offering Memorandum. The maximum number of Conversion Shares have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable; and the issuance of the Conversion Shares upon such conversion will not be subject to the preemptive or other similar rights of any securityholder of the Company. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights or other similar rights granted by the Company to any securityholder of the Company. All of the outstanding shares of capital stock or other equity interests of each of the Subsidiaries that are owned by the Company are owned, directly or indirectly, by the Company, free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, “Liens), other than those imposed by the Securities Act and the securities or “Blue Sky” laws of certain U.S. state or non-U.S. jurisdictions. Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, there are no outstanding (A) options, warrants, preemptive rights, rights of first refusal or other rights to purchase from the Company or any of the Subsidiaries, (B) agreements, contracts, arrangements or other obligations of the Company or any of the Subsidiaries to issue or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of or other ownership or equity interests in the Company or any of the Subsidiaries.

(o)	Legal Power and Authority. The Company has all necessary power and authority to execute, deliver and perform their respective obligations under the Documents to which they are a party and to consummate the Transactions.

(p)	This Agreement and the Indenture. This Agreement has been duly and validly authorized, executed and delivered by the Company. The Indenture (and performance thereof) has been duly and validly authorized by the Company and, at the Initial Closing Date, will have been duly executed and delivered by the Company and will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When executed and delivered, this Agreement and the Indenture will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum.

(q)	The Securities. The Securities (and performance thereof) have each been duly and validly authorized by the Company and, when issued and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of the Company, entitled to the benefit of the Indenture, and enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When executed and delivered, the Securities will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum and will be in the form contemplated by the Indenture.

(r)	The Call Spread Confirmations. When executed and delivered, the Call Spread Confirmations will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum.

(s)	Compliance with Existing Instruments. Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate of incorporation, by-laws or other organizational documents (the “Charter Documents”); (ii) in violation of any U.S. or non-U.S. federal, state or local statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation, order or injunction (collectively, “Applicable Law”) of any U.S. or non-U.S. federal, state, local or other governmental or regulatory authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization (each, a “Governmental Authority”), applicable to any of them or any of their respective properties; or (iii) in breach of or default under any bond, debenture, note, loan or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective property is bound (collectively, the “Applicable Agreements”), except, in the case of clauses (ii) and (iii) for such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All Applicable Agreements are in full force and effect and are legal, valid and binding obligations, other than as disclosed in the Time of Sale Document and the Final Offering Memorandum. To the Company’s knowledge, there exists no condition that, with the passage of time or otherwise, would constitute (a) a violation of such Charter Documents or Applicable Laws, or (b) a breach of or default or a “Debt Repayment Triggering Event” (as defined below) under any Applicable Agreement. As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries or any of their respective properties.

(t)	No Conflicts. Neither the execution, delivery or performance of the Documents nor the consummation of any of the Transactions (including the use of proceeds from the sale of the Securities as described in the Time of Sale Document and the Final Offering Memorandum under the caption “Use of Proceeds”) will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) or a Debt Repayment Triggering Event under, or result in the imposition of a Lien on any assets of the Company or any of the Subsidiaries, the imposition of any penalty or a Debt Repayment Triggering Event under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement, (iii) any Applicable Law or (iv) any order, writ, judgment, injunction, decree, determination or award binding upon or affecting the Company.

(u)	No Consents. No consent, approval, authorization, order, filing or registration of or with any Governmental Authority or third party is required for execution, delivery or performance of the Documents or the consummation of the Transactions, except (i) those that have been official or made, as the case may be, that are in full force and effect and (ii) as may be required under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions or other non-U.S. laws applicable to the purchase of the Securities outside the U.S. in connection with the Transactions.

(v)	No Material Applicable Laws or Proceedings. (i) No Applicable Law shall have been enacted, adopted or issued, (ii) no stop order suspending the qualification or exemption from qualification of any of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or, to the Company’s knowledge, after due inquiry, be pending or contemplated as of the applicable Closing Date and (iii) no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding shall be pending or, to the knowledge of the Company or any of the Subsidiaries, after due inquiry, threatened or contemplated (collectively, “Proceedings”) that, with respect to clauses (i), (ii) and (iii) of this paragraph, (A) would restrain, enjoin, or prevent the consummation of the Offering or any of the Transactions or (B) would, individually or in the aggregate, have a Material Adverse Effect.

(w)	All Necessary Permits. Each of the Company and the Subsidiaries possess all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its businesses as now or proposed to be conducted as described in the Time of Sale Document and the Final Offering Memorandum (“Permits”), except where the failure to possess such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits; no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination of any such Permit or has resulted, or after notice or lapse of time would result, in any other material impairment of the rights of the holder of any such Permit; and none of the Company or the Subsidiaries has received or has any reason to believe it will receive any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Time of Sale Document and the Final Offering Memorandum or except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Time of Sale Document and the Final Offering Memorandum, as applicable, the Company and the Subsidiaries (i) are, and at all times have been, in compliance with all Applicable Laws relating to the ownership, testing, development, manufacture, packaging, processing, use, distribution, storage, import, export or disposal of any product manufactured or distributed by the Company or the Subsidiaries, except where such noncompliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (ii) have not received any U.S. Food and Drug Administration (“FDA”) Form 483, written notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from any court or arbitrator or governmental or regulatory authority alleging or asserting non-compliance with (x) any such Applicable Laws or (y) any licenses, exemptions, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws, except, in each case, where the receipt of any such notice or other correspondence would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(x)

Title to Properties. Each of the Company and the Subsidiaries has good, marketable and valid title to all real property owned by it, good and marketable title to all personal property owned by it and good and valid title to all leasehold estates in real and personal property being leased by it and, as of the applicable Closing Date, will be free and clear of all Liens except such as (A) are described in the Time of Sale Document and the Final Offering Memorandum or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of the Subsidiaries. All Applicable Agreements to which the Company or any of the Subsidiaries is a party or by which any of them is bound are valid and enforceable against each of the Company or such Subsidiary, as applicable, and are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.

(y)	Tax Law Compliance. All Tax (as hereinafter defined) returns required to be filed by the Company and each of the Subsidiaries have been filed and all such returns are true, complete and correct in all material respects. All material Taxes that are due from the Company and the Subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate accruals have been established in accordance with GAAP. To the knowledge of the Company, after due inquiry, there are no actual or proposed Tax assessments against the Company or any of the Subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect. The accruals on the books and records of the Company and the Subsidiaries in respect of any material Tax liability for any period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term “Tax” and “Taxes” shall mean all U.S. and non-U.S. federal, state, local and taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto.

(z)

Intellectual Property Rights. The Company and the Subsidiaries own, possess or have the right to use sufficient rights to use all Intellectual Property material to the conduct of the Company’s and the Subsidiaries’ business as now conducted or as described in the Time of Sale Document and the Final Offering Memorandum to be conducted. Furthermore, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except as such infringement, misappropriation or violation would not result, singly or in the aggregate, in a Material Adverse Effect; (B) there is no pending or, to the knowledge of the Company, threatened, action, suit, proceeding or claim by others challenging the Company’s or any of the Subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (C) the Intellectual Property owned by the Company and the Subsidiaries, and to the knowledge of the Company, the Intellectual Property licensed to the Company and the Subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and, except as disclosed in the Time of Sale Document and the Final Offering Memorandum, there is no, and with respect to such Intellectual Property licensed to the Company and the Subsidiaries, to the Company’s knowledge, there is no, pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of the Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, neither the Company nor any of the Subsidiaries has received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (E) to the Company’s knowledge, no employee of the Company or any of the Subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or any of the Subsidiaries or actions undertaken by the employee while employed with the Company or any of the Subsidiaries, except where such violation would not, singly or in the aggregate, result in a Material Adverse Effect; and (F) the Company and the Subsidiaries have taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all material trade secrets and confidential information owned, used or held for use by the Company or any of the Subsidiaries. “Intellectual Property” shall mean all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), domain names, technology and other intellectual property.

(aa)	Clinical Trials. The preclinical tests and clinical trials, and other studies (collectively, “studies”) that are described in, or the results of which are referred to in, the Time of Sale Document and the Final Offering Memorandum were and, if still pending, are being conducted in all material respects in accordance with the protocols, procedures and controls designed and approved for such studies and with standard medical and scientific research procedures; each description of the results of such studies is accurate and complete in all material respects and fairly presents the data derived from such studies, and the Company and the Subsidiaries have no knowledge of any other studies the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the Time of Sale Document and the Final Offering Memorandum; the Company and the Subsidiaries have made all such filings and obtained all such approvals as may be required by the FDA or any committee thereof or from any other U.S. or foreign government or drug or medical device regulatory agency, or health care facility Institutional Review Board (collectively, the “Regulatory Agencies”); neither the Company nor any of the Subsidiaries has received any notice of, or correspondence from, any Regulatory Agency requiring the termination, suspension or modification of any clinical trials that are described or referred to in the Time of Sale Document and the Final Offering Memorandum; and the Company and the Subsidiaries have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies.

(bb)

ERISA Matters. Each of the Company, the Subsidiaries and each ERISA Affiliate (as hereinafter defined) has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”) with respect to each “pension plan” (as defined in

Section 3(2) of ERISA), subject to Section 302 of ERISA, which the Company, the Subsidiaries or any ERISA Affiliate sponsors or maintains, or with respect to which it has (or within the last three years had) any obligation to make contributions, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the “Code”). None of the Company, the Subsidiaries or any ERISA Affiliate has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. “ERISA Affiliate” means a corporation, trade or business that is, along with the Company or any Subsidiary, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Section 414 of the Code or Section 4001 of ERISA.

(cc)	Labor Matters. (i) The Company is not party to or bound by any collective bargaining agreement with any labor organization; (ii) there is no union representation question existing with respect to the employees of the Company, and, to the knowledge of the Company, after due inquiry, no union organizing activities are taking place that, could, individually or in the aggregate, have a Material Adverse Effect; (iii) to the knowledge of the Company, after due inquiry, no union organizing or decertification efforts are underway or threatened against the Company; (iv) no labor strike, work stoppage, slowdown or other material labor dispute is pending against the Company, or, to the Company’s knowledge, threatened against the Company; (iv) there is no worker’s compensation liability, experience or matter that could be reasonably expected to have a Material Adverse Effect; (v) to the knowledge of the Company, there is no threatened or pending liability against the Company pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended (“WARN”), or any similar state or local law; (vi) there is no employment-related charge, complaint, grievance, investigation, unfair labor practice claim or inquiry of any kind, pending against the Company that could, individually or in the aggregate, have a Material Adverse Effect; (vii) to the knowledge of the Company, no employee or agent of the Company has committed any act or omission giving rise to liability for any violation identified in subsection (v) and (vi) above, other than such acts or omissions that would not, individually or in the aggregate, have a Material Adverse Effect; and (viii) no term or condition of employment exists through arbitration awards, settlement agreements or side agreement that is contrary to the express terms of any applicable collective bargaining agreement.

(dd)

Compliance with Environmental Laws. Each of the Company and the Subsidiaries is (i) in compliance with any and all Applicable Laws relating to health and safety, or the pollution or the protection of the environment or natural resources or hazardous, radioactive or toxic substances, wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all Permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its respective business and (iii) has not received notice of, and is not aware of, any actual or potential liability for damages to natural resources or the investigation or remediation of or exposure to any hazardous, radioactive or toxic substances or wastes, pollutants or contaminants, in each case except where such non-compliance with Environmental Laws, failure to receive and comply with required Permits, licenses or other approvals, or liability would not, individually or in the aggregate, reasonably be expected to have a

Material Adverse Effect. Neither the Company nor any of the Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or any similar state or local Environmental Law or regulation requiring the Company or any of the Subsidiaries to investigate, remediate or otherwise address any hazardous, radioactive or toxic substances, wastes, pollutants or contaminants, except where such requirements would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. There are no costs and liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any Permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that would reasonably be expected to have a Material Adverse Effect.

(ee)	Insurance. Each of the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged. All policies of insurance insuring the Company or any of the Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect. The Company and the Subsidiaries are in compliance with the terms of such policies and instruments in all material respects, and there are no claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect.

(ff)

Accounting System. The Company and each of the Subsidiaries make and keep accurate books and records and maintains a system of internal accounting controls and procedures sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences. The Company’s independent auditors and board of directors have been advised of: (i) all “material weaknesses” and “significant deficiencies” (each, as defined in Rule 12b-2 of the Exchange Act), if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls (whether or not remediated); all such material weaknesses and significant deficiencies, if any, have been disclosed in the Time of Sale Document and the Final Offering Memorandum in all material respects; and since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(gg)	Use of Proceeds; Solvency. All indebtedness represented by the Securities is being incurred for the purposes described under the caption “Use of Proceeds” in the Time of Sale Document and Final Offering Memorandum and in good faith. On the applicable Closing Date, after giving pro forma effect to the Offering and the use of proceeds therefrom described under the caption “Use of Proceeds” in the Time of Sale Document and Final Offering Memorandum, the Company will be Solvent (as hereinafter defined). As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities as they become matured; (ii) the Company is able to pay or refinance its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; and (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the Time of Sale Document and Final Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature.

(hh)	No Price Stabilization or Manipulation. Neither the Company nor any of its Affiliates (as such term is defined in Rule 501(b) under the Securities Act) has and, to the Company’s knowledge, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company, whether to facilitate the sale or resale of any of the Securities or otherwise, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Securities, or (iii) except as disclosed in the Time of Sale Document and the Final Offering Memorandum, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(ii)	No Registration Required Under the Securities Act or Qualification Under the TIA. Without limiting any provision herein, no registration under the Securities Act and no qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the “TIA”), is required for the offer or sale of the Securities to the Initial Purchasers as contemplated hereby or for the Exempt Resales, assuming the accuracy of the Initial Purchasers’ representations and warranties in Section 6 herein.

(jj)

Rule 144A; No Integration or General Solicitation. The Securities will be, upon issuance, eligible for resale pursuant to Rule 144A under the Securities Act and no other securities of the Company are of the same class (within the meaning of Rule 144A under the Securities Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system. No securities of the Company have been offered, issued or sold by the Company or any of its Affiliates within the six-month period immediately prior to the date hereof that would be integrated with the offering of the Securities contemplated by this Agreement; and the Company does not have any intention of making, and will not make, an offer or sale of such securities of the Company, for a period of six months after the date of this Agreement. As used in this paragraph, the terms “offer” and “sale” have the meanings specified in Section 2(a)(3) of the Securities Act. None of the Company, any of its Affiliates or other person acting on behalf of the Company has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act (each, a “General Solicitation”), other than any General Solicitation with the consent of the Representatives and set forth on Schedule IV.

(kk)	No Directed Selling Efforts. None of the Company, any of its Affiliates or other person acting on behalf of the Company has, with respect to Securities sold outside the United States, offered the Securities to buyers qualifying as “U.S. persons” (as defined in Rule 902 under the Securities Act) or engaged in any directed selling efforts within the meaning of Rule 902 under the Securities Act; the Company, any Affiliate of the Company and any person acting on behalf of the Company have complied with and will implement the “offering restrictions” within the meaning of such Rule 902; and neither the Company nor any of its Affiliates has entered or will enter into any arrangement or agreement with respect to the distribution of the Securities, except for this Agreement; provided that no representation is made in this paragraph with respect to the actions of the Initial Purchasers.

(ll)	No Applicable Registration or Other Similar Rights. Except for the shares of Common Stock that the Company intends to register for resale on Form S-3 (File No. 333-190413) on behalf of Deerfield Management, LLC and its related entities, there are no persons with registration or other similar rights to have any equity or debt securities of the Company or any “Affiliate” registered for sale under a registration statement, except for rights as have been duly waived.

(mm)	Margin Requirements. None of the Transactions or the application of the proceeds of the Securities will violate or result in a violation of Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System).

(nn)	Investment Company Act. The Company has been advised of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder (collectively, the “Investment Company Act”); as of the date hereof and, after giving effect to the Offering and the use of proceeds of the Offering, each of the Company and the Subsidiaries is not and will not be, individually or on a consolidated basis, an “investment company” that is required to be registered under the Investment Company Act; and following the Closing, the Company and the Subsidiaries will conduct their businesses in a manner so as not to be required to register under the Investment Company Act.

(oo)	No Brokers. Neither the Company nor any of its Affiliates has engaged any broker, finder, commission agent or other person (other than the Initial Purchasers) in connection with the Offering or any of the Transactions, and neither the Company nor any of its Affiliates is under any obligation to pay any broker’s fee or commission in connection with such Transactions (other than commissions or fees to the Initial Purchasers).

(pp)	No Restrictions on Payments of Dividends. Except as otherwise disclosed in the Time of Sale Document and the Final Offering Memorandum, following termination of the Credit Agreement, there is no encumbrance or restriction on the ability of any Subsidiary of the Company (x) to pay dividends or make other distributions on such Subsidiary’s capital stock or to pay any indebtedness to the Company or any other Subsidiary of the Company, (y) to make loans or advances or pay any indebtedness to, or investments in, the Company or any other Subsidiary or (z) to transfer any of its property or assets to the Company or any other Subsidiary of the Company.

(qq)	Sarbanes-Oxley. There is and has been no failure on the part of the Company and the Subsidiaries or any of the “officers” (as defined in Rule 16a-1 under the Exchange Act) and directors of the Company or, to the knowledge of the Company, any of the Subsidiaries, in their capacity as such, to comply with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(rr)	Foreign Corrupt Practices Act. None of the Company or any Subsidiary or, to the knowledge of the Company, any director, officer, employee or any agent or other person acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company or any Subsidiary (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic government official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, such foreign official or employee; and the Company and the Subsidiaries, and, to the knowledge of the Company and the Subsidiaries, its and their other Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to ensure, continued compliance therewith.

(ss)	Money Laundering. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, after due inquiry, threatened.

(tt)	OFAC. Neither the Company nor the Subsidiaries nor, to the Company’s knowledge, after due inquiry, any director, officer, agent, employee or Affiliate of the Company or any of the Subsidiaries or other person acting on their behalf is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the subject to any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as initial purchaser, advisor, investor or otherwise) of U.S. sanctions administered by OFAC.

(uu)	Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which is required by the Exchange Act to be disclosed by a Company registered pursuant to Section 12 of the Exchange Act which is not so disclosed in the Time of Sale Document and the Final Offering Memorandum. Except as otherwise disclosed in the Time of Sale Document and the Final Offering Memorandum, there are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any Affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any Affiliate of the Company or any of their respective family members.

(vv)	Stamp Taxes. There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale of the Securities.

(ww)	Financial Services and Market Act. The Company has not taken or omitted to take any action and will not take any action or omit to take any action (such as issuing any press release or making any other public announcement referring to the Offering without an appropriate stabilization legend) which may result in the loss by the Initial Purchasers of the ability to rely on any stabilization safe harbour provided by the Financial Services Authority of the United Kingdom under the Financial Services and Markets Act 2000 (the “FSMA”); provided, however, that an appropriate stabilization legend was not in the Preliminary Offering Memorandum or the Pricing Term Sheet. The Company has been informed of the guidance relating to stabilization provided by the Financial Services Authority of the United Kingdom, in particular the guidance contained in Section MAR 2 of the Financial Services Handbook.

(xx)

Listing. The shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed on The NASDAQ Stock Market, LLC (“NASDAQ”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the shares of Common Stock under the Exchange Act or delisting the shares of Common Stock from NASDAQ. Except as described in the Company’s periodic filings under the Exchange Act incorporated by reference in the Pricing

Disclosure Package or Final Offering Memorandum, the Company has not received any notification that the SEC or NASDAQ is contemplating terminating such registration or listing.

(yy)	Lock-Ups. Each of the Company’s directors and officers listed in Exhibit E has executed and delivered to the Representatives a lock-up agreement in the form of Exhibit A hereto (a “Lock-up Agreement”). Exhibit E hereto contains a true, complete and correct list of all directors and “officers” (as defined in Rule 16a-1 under the Exchange Act) of the Company. All directors and officers who are required pursuant to this Agreement to execute and deliver a Lock-up Agreement are collectively hereinafter referred to as the “Locked-up Persons.”

(zz)	Certificates. Each certificate signed by any officer of the Company and delivered to the Initial Purchasers shall be deemed a representation and warranty by the Company (and not individually by such officer) to the Initial Purchasers with respect to the matters covered thereby.

5. Covenants of the Company. The Company agrees:

(a)	Securities Law Compliance. To (i) advise the Initial Purchasers promptly after obtaining knowledge (and, if requested by the Initial Purchasers, confirm such information in writing) of (A) the issuance by any U.S. or non-U.S. federal or state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any U.S. or non-U.S. federal or state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, untrue or that requires the making of any additions to or changes in the Time of Sale Document, any Company Additional Written Communication, or the Final Offering Memorandum, to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions and (iii) if, at any time, any U.S. or non-U.S. federal or state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b)

Offering Documents. To (i) furnish the Initial Purchasers, without charge, as many copies of the Time of Sale Document and the Final Offering Memorandum, and any amendments or supplements thereto, as the Representatives may reasonably request, and (ii) promptly prepare, upon the Representatives’ reasonable request, any amendment or supplement to the Time of Sale Document or Final Offering Memorandum that the Representatives, upon advice of legal counsel, determines may be necessary in connection with Exempt Resales (and the Company hereby consents to the use of the

Time of Sale Document and the Final Offering Memorandum, and any amendments and supplements thereto, by the Initial Purchasers in connection with Exempt Resales).

(c)	Consent to Amendments and Supplements. Not to amend or supplement the Time of Sale Document or the Final Offering Memorandum prior to the applicable Closing Date, or at any time prior to the completion of the resale by the Initial Purchasers of all the Securities purchased by the Initial Purchasers, unless the Initial Purchasers shall previously have been advised thereof and shall have provided its written consent thereto. Before making, preparing, using, authorizing, approving or referring to any Company Additional Written Communications, the Company will furnish to the Representatives and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representatives reasonably object. The Company consents to the use by the Initial Purchasers of a Company Additional Written Communication that contains (i) information describing the preliminary terms of the Securities or their offering or (ii) information that describes the final terms of the Securities or their offering and that is included in or is subsequently included in the Final Offering Memorandum, including by means of the Pricing Supplement. The Company has given the Initial Purchasers notice of any filings made pursuant to the Exchange Act within 48 hours prior to the date hereof. The Company will give the Initial Purchasers notice of its intention to make any such filing from and after the date hereof through the Closing Date (or, if later, through the completion of the distribution of the Securities by the Initial Purchasers to Subsequent Purchasers) and will furnish the Initial Purchasers with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Initial Purchasers or its counsel reasonably shall object.

(d)

Preparation of Amendments and Supplements to Offering Documents. So long as the Initial Purchasers shall hold any of the Securities, (i) if any event shall occur as a result of which, in the reasonable judgment of the Company or the Representatives (or counsel for the Initial Purchasers), it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Memorandum to correct any untrue statement of a material fact or omission to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Time of Sale Document or the Final Offering Memorandum to comply with any Applicable Law, to prepare, at the expense of the Company, an appropriate amendment or supplement to the Time of Sale Document and the Final Offering Memorandum (in form and substance reasonably satisfactory to the Representatives) so that (A) as so amended or supplemented, the Time of Sale Document and the Final Offering Memorandum will not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) the Time of Sale Document and the Final Offering Memorandum will comply with Applicable Law and (ii) if in the reasonable judgment of the Company it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Memorandum so that the Time of Sale Document and the Final Offering Memorandum will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) of the Securities Act, to prepare an appropriate amendment or supplement to the Time of Sale Document or the Final Offering Memorandum (in form and substance reasonably satisfactory to the Representatives) so that the Time of Sale Document or the Final Offering Memorandum, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

(e)	“Blue Sky” Law Compliance. To cooperate with the Initial Purchasers and the Initial Purchasers’ counsel in connection with the qualification of the Securities under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions as the Initial Purchasers may request and continue such qualification in effect so long as reasonably required for Exempt Resales; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject. The Company will advise the Initial Purchasers promptly of the suspension of any such exemption relating to the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(f)

Payment of Expenses. Whether or not any of the Offering or the Transactions are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incident to and in connection with: (A) the preparation, printing and distribution of the Time of Sale Document and the Final Offering Memorandum and any Canadian “wrapper” and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the negotiation, printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Documents, (C) the preparation, issuance and delivery of the Securities, (D) the qualification of the Securities for offer and sale under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions (including, without limitation, the fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification in an amount not to exceed $5,000), (E) the listing of the maximum number of Conversion Shares on the NASDAQ Global Market and/or any other exchange and (F) furnishing such copies of the Time of Sale Document and the Final Offering Memorandum, and all amendments and supplements thereto, as may reasonably be requested for use by the Initial Purchasers, (ii) all fees and expenses of the counsel, accountants and any other experts or advisors retained by the Company, (iii) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Securities by DTC for “book-entry” transfer, (iv) all fees charged by rating agencies in connection with the rating of the Securities, (v) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee and the Company’s transfer agent, and (vi) all other fees, disbursements and out-of-pocket expenses incurred by the Initial Purchasers in connection with its services to be rendered hereunder including, travel and lodging expenses, chartering of airplanes, roadshow or investor presentation expenses, word processing charges, the costs of printing or producing any investor presentation materials, messenger and duplicating service expenses, facsimile expenses and other customary expenditures, provided, however, that the Company shall not be obligated to pay any fees and disbursements of Davis Polk & Wardwell LLP, counsel to the Initial Purchasers, except to the extent specifically set forth in clause (i)(D) above.

(g)	Use of Proceeds. To use the proceeds of the Offering in the manner described in the Time of Sale Document and the Final Offering Memorandum under the caption “Use of Proceeds.”

(h)	Transaction Documents. To do and perform all things required to be done and performed under the Documents prior to and after the applicable Closing Date, and to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Securities.

(i)	Integration. Not to, and to ensure that no Affiliate of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or to the Subsequent Purchasers of the Securities.

(j)	Stabilization or Manipulation. Not to take, and to ensure that no Affiliate of the Company will take, directly or indirectly, any action designed to or that could be reasonably expected to cause or result in stabilization or manipulation of the price of the Securities or any other reference security, whether to facilitate the sale or resale of the Securities or otherwise.

(k)	DTC. To use its best efforts to permit the Securities to be eligible for clearance and settlement through DTC.

(l)	Rule 144(A) Information. For so long as any of the Securities or Conversion Shares remain outstanding, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request, to any owner of the Securities or Conversion Shares in connection with any sale thereof and any prospective Subsequent Purchasers of such Securities or Conversion Shares from such owner, the information required by Rule 144A(d)(4) under the Securities Act.

(m)	Furnish Trustee and Noteholder Reports. For so long as any of the Securities remain outstanding, to furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the SEC or any national securities exchange on which any class of securities of the Company may be listed, provided, however, that the filing of any such reports, financial statements or other communications with EDGAR shall satisfy the requirements of this provision.

(n)	No General Solicitation or Directed Selling Efforts. Not to, and not to authorize or permit any person acting on its behalf to, solicit any offer to buy or offer to sell the

Securities (i) by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Securities Act), other than any General Solicitation with the consent of the Representatives and set forth on Schedule IV or (ii in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. Before making, preparing, using, authorizing or distributing any General Solicitation, the Company will furnish to the Representatives a copy of such communication for review and will not make, prepare, use, authorize, approve or distribute any such communication to which the Representatives reasonably object.

(o)	Sale of Restricted Securities. During the one year period after the applicable Closing Date (or such shorter period as may be provided for in Rule 144 under the Securities Act, as the same may be in effect from time to time), to not, and to not permit any current or future Subsidiaries or any Affiliates controlled by the Company to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by the Company, any current or future Subsidiaries or any Affiliates controlled by the Company, except pursuant to an effective registration statement under the Securities Act.

(p)	Stamp Taxes. To pay all stamp or other issuance or transfer taxes or duties or other similar fees or charges which may be imposed by any governmental or regulatory authority in connection with the execution and delivery of this Agreement or the issuance or sale of the Securities.

(q)	Conversion Shares. To reserve and keep available at all times, free of pre-emptive rights, the maximum number of Conversion Shares issuable upon conversion of the Securities.

(r)

Company Lock-Up. During the period commencing on and including the date hereof and continuing through and including the 90th day following the date of the Final Offering Memorandum (such period, extended as described below, being referred to herein as the “Lock-up Period”), the Company will not, without the prior written consent of the Representatives (which consent may be withheld in its sole discretion), directly or indirectly: (i) sell, offer to sell, contract to sell or lend any Common Stock or Related Securities (as defined below); (ii) effect any short sale, or establish or increase any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or liquidate or decrease any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act) of any Common Stock or Related Securities; (iii) pledge, hypothecate or grant any security interest in any Common Stock or Related Securities; (iv) in any other way transfer or dispose of any Common Stock or Related Securities; (v) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of any Common Stock or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise; (vi) announce the offering of any Common Stock or Related Securities; (vii) file any registration statement under the Securities Act in respect of any Common Stock or Related Securities (other than as contemplated by this Agreement) or (viii) publicly announce the intention to do any of the foregoing. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or any shares of Common Stock issuable upon conversion thereof, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Time of Sale Document and the Final Offering Memorandum, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Time of Sale Document and the Final Offering Memorandum, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan referred to in the Time of Sale Document and the Final Offering Memorandum or (E) entry into, and performance of obligations under, the transactions under the Call Spread Confirmations. For purposes of the foregoing, “Related Securities” shall mean any options or warrants or other rights to acquire Common Stock or any securities exchangeable or exercisable for or convertible into Common Stock, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, Common Stock.

(s)	Investment Company. The Company and the Subsidiaries will conduct their businesses in a manner so as to not be required to register under the Investment Company Act.

6. Representations and Warranties of the Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants that:

(a)	Initial Purchasers Status, Resale Terms. It is a QIB and it will offer the Securities for resale only upon the terms and conditions set forth in this Agreement and in the Time of Sale Document and the Final Offering Memorandum.

(b)	Sale of Restricted Securities. It will offer and sell the Securities only to persons reasonably believed by the Initial Purchasers to be QIBs; provided, however, that in purchasing such Securities, such persons are deemed to have represented and agreed as provided under the caption “Notice to Investors” contained in the Time of Sale Document and the Final Offering Memorandum.

7. Conditions. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)	Closing Deliverables. The Initial Purchasers shall have received on the applicable Closing Date:

(i)

Officers’ Certificate. A certificate dated the applicable Closing Date, signed by (1) the Chief Executive Officer and (2) the Chief Financial Officer, on behalf of the Company, to the effect that (a) the representations and warranties set forth in Section 4 hereof are true and correct with the same force and effect as though expressly made at and as of the applicable Closing Date, (b) the Company has performed and complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the applicable Closing Date, (c) at the applicable Closing Date, since the date hereof or since the date of the most recent financial statements in the Time of Sale Document and the Final Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or events have occurred, no information has become known nor is the officer aware that any condition exists that, individually or in the aggregate, would have a Material Adverse Effect, (d) since the date of the most recent financial statements in the Time of Sale Document and the Final Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), other than as described in the Time of Sale Document and the Final Offering Memorandum or contemplated hereby, neither the Company nor any Subsidiary has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, that are material to the Company and the Subsidiaries, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or otherwise) or results of operations or prospects of the Company and the Subsidiaries, taken as a whole, and there has not been any change in the capital stock or long-term indebtedness of the Company or any Subsidiary of the Company that is material to the business, condition (financial or otherwise) or results of operations or prospects of the Company and the Subsidiaries, taken as a whole, and (e) the sale of the Securities has not been enjoined (temporarily or permanently).

(ii)	Secretary’s Certificate. A certificate, dated the applicable Closing Date, executed by the Secretary of the Company, certifying such matters as the Representatives may reasonably request.

(iii)	Good Standing Certificates. A certificate evidencing qualification by such entity as a foreign corporation in good standing issued by the Secretaries of State (or comparable office) of each of the jurisdictions in which the Company operates as of a date within five days prior to the applicable Closing Date.

(iv)	Company Counsel Opinion. The opinion of Stradling Yocca Carlson & Rauth, P.C., counsel to the Company, dated the applicable Closing Date, in form and substance satisfactory to the Representatives to the effect set forth in Exhibit B attached hereto.

(v)	Company Product Counsel Opinion. The opinion of Kirkland & Ellis LLP, special product counsel to the Company, dated the applicable Closing Date, in form and substance satisfactory to the Representatives to the effect set forth in Exhibit C attached hereto.

(vi)	Company Intellectual Property Counsel Opinion. The opinion of K&L Gates LLP, intellectual property counsel to the Company, dated the applicable Closing Date, in form and substance satisfactory to the Representatives to the effect set forth in Exhibit D attached hereto.

(vii)	Initial Purchasers’ Counsel Opinion. An opinion, dated the applicable Closing Date, of Davis Polk & Wardwell LLP, counsel to the Initial Purchasers, in form satisfactory to the Representatives, covering such matters as are customarily covered in such opinions.

(viii)	Comfort Letters of Ernst & Young LLP. The Initial Purchasers shall have received from Ernst & Young LLP, the registered public or certified public accountants of the Company and Allos, (A) a customary initial comfort letter delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), dated the date hereof, in form and substance reasonably satisfactory to the Representatives and their counsel, with respect to the financial statements and certain financial information contained in the Time of Sale Document and the Final Offering Memorandum, and (B) a customary “bring-down” comfort letter, dated the applicable Closing Date, in form and substance reasonably satisfactory to the Representatives and their counsel, to the effect that Ernst & Young LLP which includes, among other things, a reaffirmation of the statements made in its initial letter furnished pursuant to clause (A) with respect to such financial statements and financial information contained in the Time of Sale Document and the Final Offering Memorandum.

(ix)	Comfort Letters of BDO USA, LLP. The Initial Purchasers shall have received from BDO USA, LLP, the registered public or certified public accountants of Talon, (A) a customary initial comfort letter delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), dated the date hereof, in form and substance reasonably satisfactory to the Representatives and their counsel, with respect to the financial statements of Talon and certain financial information contained in the Time of Sale Document and the Final Offering Memorandum, and (B) a customary “bring-down” comfort letter, dated the applicable Closing Date, in form and substance reasonably satisfactory to the Representatives and their counsel, to the effect that BDO USA, LLP which includes, among other things, a reaffirmation of the statements made in its initial letter furnished pursuant to clause (A) with respect to such financial statements and financial information contained in the Time of Sale Document and the Final Offering Memorandum.

(b)	Executed Documents. The Representatives shall have received fully executed originals of each Document (each of which shall be in full force and effect on terms reasonably satisfactory to the Representatives), and each opinion, certificate, letter and other document to be delivered in connection with the Offering or any other Transaction.

(c)	No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Time of Sale Document (exclusive of any amendment or supplement thereto), there shall not have been any Material Adverse Change that could, in the sole judgment of the Representatives reasonably be expected to (i) make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Document and the Final Offering Memorandum, or (ii) materially impair the investment quality of any of the Securities.

(d)	No Hostilities. Any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States could be reasonably expected to make it, in the Representatives’ sole judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Document and the Final Offering Memorandum or to enforce contracts for the sale of any of the Securities.

(e)	No Suspension in Trading; Banking Moratorium. (i) Trading in the Common Stock shall have been suspended by the SEC or the NASDAQ Global Market or a suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Global Market or any setting of limitations on prices for securities occurs on any such exchange or market, (ii) the declaration of a banking moratorium by any Governmental Authority has occurred or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs, (iii) as suspension or limitation of trading in securities of the Company or (iv) a material disruption in settlement or clearing services that, in the case of clause (i) or (ii) of this paragraph, in the Representatives’ sole judgment could reasonably be expected to have a material adverse effect on the financial markets in the United States.

(f)	Listing. The maximum number of Conversion Shares shall be listed on the NASDAQ Global Market.

(g)	Lock-Up. The Representatives shall have received an executed Lock-Up Agreement from each Locked-up Person.

(h)	Termination of Credit Agreement. The Credit Agreement shall have been terminated by the Company on or prior to the Closing Date and the Representatives shall have received satisfactory evidence thereof.

(i)	Additional Documents. On or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

8. Indemnification and Contribution.

(a)

Indemnification by the Company. The Company agrees to indemnify and hold harmless the Initial Purchasers, its Affiliates, directors, officers, employees and agents, and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities of any kind to which any Initial Purchaser, Affiliate, director, officer, employee, agent or such controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)	any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, or any amendment or supplement thereto;

(ii)	the omission or alleged omission to state, in the Preliminary Offering Memorandum, the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, or any amendment or supplement thereto, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(iii)	any breach by the Company of its representations, warranties and agreements set forth herein;

and, subject to the provisions hereof, will reimburse, as incurred, any Initial Purchaser and its Affiliates, directors, officers, employees, agents and each such controlling persons for any legal or other expenses incurred by such person in connection with investigating, defending against, settling, compromising, paying or appearing as a third-party witness in connection with any such loss, claim, damage, liability, expense or action in respect thereof; provided, however, the Company will not be liable in any such case to the extent (but only to the extent) that a court of competent jurisdiction shall have determined by a final, unappealable judgment that such loss, claim, damage, liability or expense resulted solely from any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum, the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning any Initial Purchaser furnished to the Company by any Initial Purchaser specifically for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser to the Company consists of the information set forth in Section 13. The indemnity agreement set forth in this Section shall be in addition to any liability that the Company may otherwise have to the indemnified parties.

(b)

Indemnification by the Initial Purchasers. Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless each of the Company and its directors, officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages, liabilities or expenses to which the Company or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as a court of competent jurisdiction shall have determined by a final, unappealable judgment that such losses, claims, damages, liabilities or expenses (or actions in respect thereof) have resulted solely from (i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company by the Representatives specifically for use therein as set forth in Section 13; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any such director, officer or controlling person in connection with any such loss, claim, damage, liability, expense or action in respect thereof. The indemnity agreement set forth in this Section shall be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties.

(c)

Notifications and Other Indemnification Procedures. As promptly as reasonably practicable after receipt by an indemnified party under this Section of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under Section 8(a) or (b) above unless and only to the extent it is materially prejudiced as a proximate result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in Section 8(a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect, jointly with any other indemnifying party similarly notified by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of Section 8(a) or the Company in the case of Section 8(b), representing the indemnified parties under such Section 8(a) or (b), as the case may be, who are parties to such action or actions), (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnifying party waived in writing its rights under this Section, in which case the indemnified party may effect such a settlement without such consent.

(d)

Settlements. No indemnifying party shall be liable under this Section for any settlement of any claim or action (or threatened claim or action) effected without its written consent, which shall not be unreasonably withheld, but if a claim or action is settled with its written consent, or if there be a final judgment for the plaintiff with respect to any such claim or action, each indemnifying party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all losses, claims, damages or liabilities (and legal and other expenses as set forth above) incurred by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which the indemnified party is or could have been a party, or indemnity could have been sought hereunder by the indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the indemnified party. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for legal or other expenses as contemplated by Section

8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement or compromise of, or consent to the entry of such judgment.

(e)	Contribution. In circumstances in which the indemnity agreements provided for in this Section is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contributions, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers pursuant to Section 8(b) above, on the other hand, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omissions, and any other equitable considerations appropriate in the circumstances.

(f)

Equitable Consideration. The Company and the Initial Purchasers agree that it would not be equitable if the amount of such contribution determined pursuant to Section 8(e) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 8(e). Notwithstanding any other provision of this Section, the Initial Purchasers shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Initial Purchaser’s obligation to contribute hereunder shall be several in proportion to their respective purchase obligations hereunder and not joint. For purposes of Section 8(e), each director, officer, employee and Affiliate of any Initial Purchaser, and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as any Initial Purchaser, and each director, officer, and employee of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

9. Termination. The Representatives may terminate this Agreement (i) at any time prior to the applicable Closing Date by written notice to the Company if any of the events described in Sections 7(c) (No Material Adverse Change), 7(d) (No Hostilities) or 7(e) (No Suspension in Trading; Banking Moratorium) shall have occurred or if the Initial Purchasers shall decline to purchase the Securities for any reason permitted by this Agreement or (ii) on the applicable Closing Date if any condition described in Section 7 is not fulfilled or waived in writing by the Representatives on or prior to the applicable Closing Date. Any termination pursuant to this Section shall be without liability on the part of (a) the Company to the Initial Purchasers, except that the Company shall be obligated to pay or reimburse expenses as set forth in Section 5(f), or (b) the Initial Purchasers to the Company, except, in the case of each of clauses (a) and (b), that the provisions of Sections 9 and 10 hereof shall at all times be effective and shall survive such termination.

10. Survival. The representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements of the Company set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers and (ii) the acceptance of the Securities, and payment for them hereunder. Additionally, the indemnities, contribution and expense reimbursement provisions of the Company set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of any termination of this Agreement.

11. Defaulting Initial Purchaser. If, on the applicable Closing Date, any one of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase is not more than one tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non defaulting Initial Purchasers to purchase the Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase on such date. If, on the applicable Closing Date any Initial Purchaser shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the non-defaulting Initial Purchasers and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or of the Company.

Any action taken under this Section shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

12. No Fiduciary Relationship. The Company hereby acknowledges that each Initial Purchaser is acting solely as initial purchaser in connection with the purchase and sale of the Securities. The Company further acknowledges that each Initial Purchaser is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Initial Purchasers act or be responsible as a fiduciary to the Company or their management, stockholders or creditors or any other person in connection with any activity that the Initial Purchasers may undertake or have undertaken in furtherance of the purchase and sale of the Securities, either before or after the date hereof. The Company and the Initial Purchasers agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Initial Purchasers to the Company regarding such transactions and that any opinions or views expressed by the Initial Purchasers to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that either of the Company may have against the Initial Purchasers with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

13. Information Supplied by Representatives. The Company hereby acknowledges that, for purposes of Section 4(b) and Section 8, the only information that the Representatives have furnished to the Company specifically for use in the Preliminary Offering Memorandum or the Final Offering Memorandum are the statements set forth in (a) the third and twentieth paragraphs and (b) the third sentence of the sixth paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum.

14. Miscellaneous.

(a) Notices. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada, 89052, Attention: Chief Financial Officer with a copy to: Stradling Yocca Carlson & Rauth, P.C., 660 Newport Center Drive, Suite 1600, Newport Beach, California, 92660, Attention: Marc Alcser, and (ii) if to the Initial Purchasers, to Jefferies LLC, 520 Madison Avenue, New York, NY 10022 and to RBC Capital Markets, LLC, Three World Financial Center, 200 Vesey Street, New York, New York 10281, with a copy to: Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York New York, 10017, Attention: Deanna Kirkpatrick, (or in any case to such other address as the person to be notified may have requested in writing).

(b)

Beneficiaries. This Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchasers and to the extent provided in Section 8 hereof, the controlling persons, Affiliates, officers, directors, partners, employees, representatives and agents referred to in Section 8 hereof and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Securities from the Initial Purchasers merely because of such purchase.

(c)	Governing Law; Jurisdiction; Waiver of Jury Trial; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Company hereby expressly and irrevocably (i) submits to the non-exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the Transactions, and (ii) waives (a) its right to a trial by jury in any legal action or proceeding relating to this Agreement, the Transactions or any course of conduct, course of dealing, statements (whether verbal or written) or actions of the Initial Purchasers and for any counterclaim related to any of the foregoing and (b) any obligation which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

(d)	Entire Agreement; Counterparts. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(e)	Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f)	Separability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(g)	Amendment. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by all of the signatories hereto.

(h)

USA Patriot Act. The parties acknowledge that in accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2011)), the Initial Purchasers are required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Initial Purchasers to properly identify their clients.

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers.

Very truly yours,

SPECTRUM PHARMACEUTICALS, INC.

By:	/s/ Kurt A. Gustafson
	Name:	Kurt A. Gustafson
	Title:	Executive VP & Chief Financial Officer

Accepted and Agreed to:

JEFFERIES LLC

By JEFFERIES LLC, as Authorized Representative

By:	/s/ Ashley Delp
	Name:	Ashley Delp
	Title:	Managing Director

RBC CAPITAL MARKETS, LLC

By RBC CAPITAL MARKETS, LLC, as Authorized Representative

By:	/s/ Andrew E. Singer
	Name:	Andrew E. Singer
	Title:	Managing Director

SCHEDULE I

INITIAL PURCHASERS

Initial Purchasers	Principal Amount
Jefferies LLC	$65,000,000
RBC Capital Markets, LLC	$20,000,000
H.C. Wainwright & Co., LLC	$10,000,000
Roth Capital Partners, LLC	$5,000,000

Total	$100,000,000

SCHEDULE II

PRICING SUPPLEMENT

Spectrum Pharmaceuticals, Inc.

$100,000,000

2.75% Convertible Senior Notes due 2018

The information in this pricing term sheet (the “Pricing Term Sheet”) supplements Spectrum Pharmaceuticals, Inc.’s preliminary offering memorandum, dated December 16, 2013 (the “Preliminary Offering Memorandum”), and supersedes the information in the Preliminary Offering Memorandum only to the extent inconsistent with the information in the Preliminary Offering Memorandum. In all other respects, the Pricing Term Sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum, including all other documents incorporated by reference therein. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Offering Memorandum. All references to dollar amounts are references to U.S. dollars.

Issuer:	Spectrum Pharmaceuticals, Inc., a Delaware corporation.

Ticker / Exchange for Common Stock:	SPPI / The NASDAQ Global Select Market (“NASDAQ”).

Title of Securities:	2.75% Convertible Senior Notes due 2018 (the “Notes”).

Aggregate Principal Amount Offered:	$100,000,000 aggregate principal amount of Notes.

Initial Purchasers’ Option to Purchase Additional Notes, Solely to Cover Over-Allotments:	$20,000,000 aggregate principal amount of Notes.

Trade Date:	December 18, 2013.

Expected Settlement Date:	December 23, 2013.

Issue Price:	The Notes will be issued at a price of 100% of their principal amount, plus accrued interest, if any, from the Expected Settlement Date.

Maturity:	The Notes will mature on December 15, 2018, unless earlier converted or purchased by the Issuer.

No Optional Redemption:	The Issuer may not redeem the Notes prior to Maturity.

Interest Rate:	2.75% per year.

Interest Payment Dates:	Interest will accrue from the Expected Settlement Date and will be payable semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2014.

NASDAQ Last Reported Sale Price on December 17, 2013:	$8.255 per share of the Issuer’s common stock.

Conversion Premium:	Approximately 27.5% above the NASDAQ Last Reported Sale Price on December 17, 2013.

Initial Conversion Price:	Approximately $10.53 per share of the Issuer’s common stock.

Initial Conversion Rate:	95.0107 shares of the Issuer’s common stock per $1,000 principal amount of Notes.

Use of Proceeds:	The Issuer estimates that the net proceeds from the Notes offering will be approximately $96.0 million (or approximately $115.4 million if the initial purchasers exercise their over-allotment option in full), after deducting the initial purchasers’ discount and commissions and estimated offering expenses payable by the Issuer.

The Issuer entered into a convertible note hedge transaction with RBC Capital Markets, LLC, an initial purchaser of the Notes (the “option counterparty”), and also entered into a warrant transaction with the option counterparty. The Issuer intends to use approximately $10.9 million of the net proceeds from the Notes offering to pay the cost of the convertible note hedge transaction (after such cost is partially offset by the proceeds to the Issuer of the warrant transaction).

If the initial purchasers exercise their over-allotment option, the Issuer may sell additional warrants and use a portion of the net proceeds from the sale of such additional Notes, together with the proceeds from the sale of the additional warrants, to enter into an additional convertible note hedge transaction.

The Issuer intends to use the remaining net proceeds from the Notes offering for general corporate purposes, which may include working capital, research and development and clinical studies. The Issuer may also use a portion of the net proceeds to acquire or license additional drug candidates or complementary technologies; however, the Issuer has no current agreements or commitments to complete any such transaction.

Joint Book-Running Managers:	Jefferies LLC
RBC Capital Markets, LLC

Co-Managers:	H.C. Wainwright & Co., LLC

Roth Capital Partners, LLC

CUSIP Number:	84763A AA6

ISIN:	US84763AAA60

Convertible Note Hedge and Warrant Transactions:

In connection with the pricing of the notes, the Issuer entered into a convertible note hedge transaction with the option counterparty. The Issuer also entered into a warrant transaction with the option counterparty pursuant to which the Issuer will sell warrants for the purchase of the Issuer’s common stock. The convertible note hedge transaction is expected generally to reduce the potential dilution upon any conversion of Notes and/or offset any cash payments the Issuer is required to make in excess of the principal amount of converted

Notes, as the case may be. The warrant transaction could separately have a dilutive effect to the extent that the market price per share of the Issuer’s common stock exceeds the relevant strike price of the warrants. If the initial purchasers exercise their over-allotment option, the Issuer intends to enter into additional convertible note hedge and warrant transactions. See “Description of Convertible Note Hedge and Warrant Transactions” in the Preliminary Offering Memorandum.

Changes to Information in Preliminary Offering Memorandum:	Notwithstanding anything to the contrary in the Preliminary Offering Memorandum, the Issuer is not required to deliver to the trustee for cancellation any Notes surrendered for payment, repurchase, registration of transfer or exchange or conversion to any person other than the trustee. In addition, notwithstanding anything to the contrary in the Preliminary Offering Memorandum, any Notes repurchased by the Issuer will no longer be considered “outstanding” under the indenture upon their repurchase for the purpose of determining whether the holders of the requisite principal amount of Notes have given or concurred in any request, demand, authorization, direction, notice, consent, waiver or other action under the indenture.

Adjustment to Conversion Rate Upon a Conversion in Connection With a Make-Whole Fundamental Change:	The following table sets forth the stock prices and effective dates and the number of additional shares of the Issuer’s common stock, if any, by which the conversion rate will be increased for a holder that converts a Note in connection with a make-whole fundamental change (as defined in the Preliminary Offering Memorandum) having such effective date and stock price:

	Stock Price
Effective Date	$8.255	$8.75	$9.50	$10.53	$12.00	$15.00	$20.00	$25.00	$30.00	$35.00
December 23, 2013	26.1280	22.7589	18.6263	14.3618	10.1717	5.4080	2.1160	0.8192	0.2500	0.0217
December 15, 2014	26.1280	21.6217	17.3842	13.0883	8.9775	4.5247	1.6645	0.6056	0.1577	0.0000
December 15, 2015	26.1280	20.7581	15.8926	11.5318	7.5242	3.4960	1.1895	0.4000	0.0760	0.0000
December 15, 2016	26.1280	20.1012	14.2832	9.7179	5.7933	2.3480	0.7355	0.2304	0.0230	0.0000
December 15, 2017	26.1280	19.6287	12.4084	7.2564	3.4492	1.0573	0.3305	0.0972	0.0000	0.0000
December 15, 2018	26.1280	19.2825	10.2526	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock prices and effective dates may not be set forth in the table above, in which case:

•	if the stock price is between two stock prices listed in the table or the effective date is between two effective dates listed in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates based on a 365-day year, as applicable;

•	if the stock price is greater than $35.00 per share (subject to adjustment at the same time and in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate; and

•	if the stock price is less than $8.255 per share (subject to adjustment at the same time and in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

Notwithstanding the foregoing, in no event will the conversion rate exceed 121.1387 shares of the Issuer’s common stock per $1,000 principal amount of Notes (the “maximum conversion rate”), subject to adjustment at the same time and in the same manner as the conversion rate as set forth under “Description of the Notes—Conversion Rights—Conversion Rate Adjustments” in the Preliminary Offering Memorandum. The maximum conversion rate is calculated based on the NASDAQ Last Reported Sale Price on December 17, 2013, which is greater than the consolidated closing bid price of the Issuer’s common stock on NASDAQ on December 17, 2013.

This communication is intended for the sole use of the person to whom it is provided by the sender. This information does not purport to be a complete description of the Notes or the offering.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the Notes nor shall there be any sale of the Notes in any state in which such solicitation or sale would be unlawful prior to registration or qualification of the Notes under the laws of any such state.

Neither the Notes nor the shares of common stock issuable upon conversion of the Notes, if any, have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and neither may be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act or any other applicable securities laws. Accordingly, the Notes are being offered and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act). The Notes are not transferable except in accordance with the restrictions described under “Notice to Investors” in the Preliminary Offering Memorandum.

ANY DISCLAIMER OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

SCHEDULE III

LIST OF SUBSIDIARIES

Entity Name	Jurisdiction of Formation
OncoRx Pharma Private Limited	India
RIT Oncology, LLC	Delaware
Spectrum Pharmaceuticals International Holdings, LLC	Delaware
Allos Therapeutics, Inc.	Delaware
Allos Therapeutics Ltd.	England and Wales
Spectrum Pharmaceuticals Cayman, L.P. (1% Spectrum Pharmaceuticals International Holdings, LLC and 99% Spectrum Pharmaceuticals, Inc.)	Cayman Islands
Spectrum Pharmaceuticals, B.V.	Netherlands
Spectrum Pharmaceuticals GK	Japan
Spectrum Pharma Canada, Inc. (50% Spectrum Pharmaceuticals, Inc. 50% Prodev Pharma Inc.)	Canada
Talon Therapeutics, Inc.	Delaware

SCHEDULE IV

Press release of the Company dated December 16, 2013 relating to the announcement of the Offering.

Press release of the Company dated December 17, 2013 relating to the announcement of the pricing of the Offering.

EXHIBIT A

FORM OF LOCK UP AGREEMENT

December 16, 2013

JEFFERIES LLC

RBC CAPITAL MARKETS, LLC

As Representatives of the

Initial Purchasers listed in

Schedule I to the Purchase Agreement

c/o Jefferies LLC

520 Madison Avenue

New York, New York 10022

c/o RBC Capital Markets, LLC

Three World Financial Center

200 Vesey Street

New York, New York 10281

RE:	Spectrum Pharmaceuticals, Inc. (the “Company”) – Lock-Up Agreement

Ladies and Gentlemen:

The undersigned is a record or beneficial owner of certain shares of common stock, par value $0.001 per share, of the Company (“Shares”), or of securities convertible into or exchangeable or exercisable for Shares. The undersigned understands that the Company proposes to carry out an offering (the “Offering”), pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), of Convertible Senior Notes (the “Notes”) in which Jefferies LLC and RBC Capital Markets, LLC will act as the representatives (the “Representatives”) of the Initial Purchasers (as defined in the Purchase Agreement (as defined below) relating to the Offering to which the Company is a party). The undersigned recognizes that the Offering will be of benefit to the Company and, as such, will benefit the undersigned. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this Lock-Up Agreement in carrying out the Offering and, at a subsequent date, entering into a Purchase Agreement (the “Purchase Agreement”) with the Company with respect to the Offering.

In consideration of the foregoing, and for other good and valuable consideration, the receipt of and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of the Representatives (which consent may be withheld in its sole discretion), directly or indirectly, (1) sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, assign transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise dispose of any Shares, options or warrants to acquire Shares, or securities exchangeable or exercisable for or convertible into Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned, their spouse or family members, (2) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of all or any part of the Shares, or securities exchangeable or exercisable for or convertible into Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned regardless of whether any such transaction is to be settled in securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Shares or securities exchangeable or exercisable for or convertible into Shares or any other securities of the Company or (4) or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90 days after the date of the Purchase Agreement (the “Lock-up Period”).

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Shares without the prior consent of the Representatives, provided that (x) such transfers are not required to be reported with the Securities and Exchange Commission (the “SEC”) on Form 4 in accordance with Section 16 of the Exchange Act and (y) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers: (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth in this Lock-Up Agreement and provided further that such transfer shall not involve a disposition for value, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to the legal representatives or a member of the immediate family of the undersigned by will or intestate succession, provided that the transferee agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iv) in connection with the partial or full settlement of any withholding tax obligation of the undersigned, through the surrender or forfeiture to the Company of Shares, accruing upon the exercise of any stock options or vesting of any restricted stock, in each case outstanding on the date hereof[, provided, however, that, with respect to the surrender or forfeiture to the Company of up to 50,000 Shares during the Lock-Up Period to satisfy tax withholding obligations of the undersigned, the conditions set forth in (x) and (y) above shall not apply, and the undersigned shall be expressly permitted to file with the SEC such reports as are required to be filed pursuant to Section 16 under the Exchange Act to evidence such surrenders or forfeitures, in each case in the form recommended by counsel to the Company]1. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or securities convertible into or exchangeable or exercisable for Shares held by the undersigned except in compliance with the foregoing restrictions.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options or vesting of equity awards granted pursuant to the Company’s equity incentive plans, provided, however, that it shall apply to any of the undersigned’s Shares issued upon such exercise or vesting, or (ii) the establishment of any contract, instruction or plan (any such contract, instruction or plan, a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act, provided, however, that no sales or transfers of the undersigned’s Shares shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period.

The Representatives agree that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company notifies the Representatives that it does not intend to proceed with the Offering, (ii) the Purchase Agreement does not become effective, or if the Purchase Agreement (other than

[1]	Only to be included in lock-up agreement for Dr. Raj.

the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Notes to be sold thereunder, or (iii) the Offering is not completed by January 31, 2014.

Subject to the foregoing paragraph, this Lock-Up Agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

[Signature Page Follows]

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Printed Name of Holder

Signature

EXHIBIT B

FORM OF OPINION OF

STRADLING YOCCA CARLSON & RAUTH, P.C.

Set forth below are the opinions to be included in the legal opinion letter of Stradling Yocca Carlson & Rauth, P.C. This Exhibit C is to be replaced with the actual form of opinion that is agreed upon, including the assumptions, qualifications and limitations to be contained therein. Capitalized terms used herein but not defined shall have the meanings given to them in this Agreement.

(i) The Company has been duly formed, is validly existing and is in good standing under the laws of the State of Delaware.

(ii) The Company has all necessary corporate power and authority to conduct its business and to own, lease and operate its properties and assets as described in the Time of Sale Document and the Final Offering Memorandum and to take and has duly taken all action necessary under its governing instruments to execute, deliver and perform its obligations under the Documents and to consummate the Transactions.

(iii) The Company is duly qualified or licensed to do business and is in good standing as a foreign corporation, as the case may be, in each jurisdiction in which the nature of such business or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(iv) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and, to our knowledge, were not issued in violation of any preemptive or similar rights. The table under the caption “Capitalization” in the Time of Sale Document and the Final Offering Memorandum (including the footnotes thereto) sets forth, as of its date, the capitalization of the Company on a consolidated basis other than subsequent issuances, if any, pursuant to employee benefit plans or upon exercise of outstanding options or warrants as described in the Final Offering Memorandum. All of the outstanding shares of capital stock and other equity interests, as the case may be, of the Company’s U.S. Subsidiaries are owned by the Company, directly or indirectly through its subsidiaries, free and clear of all security interests, liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Securities Act and the securities or “Blue Sky” laws of certain U.S. state or non-U.S. jurisdictions) or voting restrictions.

(v) The execution, delivery and performance of the Documents and the consummation of the Transactions by the Company have been duly and validly authorized by it.

(vi) The Agreement has been duly and validly executed and delivered by the Company.

(vii) The Company is not in violation of its Charter Documents or, to the best of our knowledge, in breach of or default under any Applicable Agreements, other than (A) as disclosed in the Time of Sale Document and the Final Offering Memorandum or (B) breaches or defaults that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(viii) The execution and delivery by the Company of the Agreement, the Indenture and the Securities does not, and the performance by the Company of the Transactions, will not (i) conflict with, violate, constitute a breach of or default (with the passage of time or otherwise) under or pursuant to (A) any of the provisions of the Charter Documents of the Company or any of its U.S. Subsidiaries, or (B) any order, writ, judgment, injunction, decree, determination or award known to us which is binding upon or affecting the Company, (ii) conflict with, or result in a violation or breach of, any of the material terms or provisions of, or constitute a default (with or without due notice and/or lapse of time) or a Debt Repayment Triggering Event under the Indenture or any loan or credit agreement, indenture, mortgage, note or other material agreement or instrument listed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as amended, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013, as amended, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 or our Current Report on Form 8-K filed on October 7, 2013 (as amended on November 18, 2013), each as filed with the SEC, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property of the Company.

(ix) No consent, approval, authorization, order, filing or registration of or with any Governmental Authority or third party is required for execution, delivery or performance of the Agreement, the Indenture or the Securities or the consummation of the Transactions, except (i) those that have been official or made, as the case may be, that are in full force and effect and (ii) such as may be required under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions or other non-U.S. laws applicable to the purchase of the Securities outside the U.S. in connection with the Transactions.

(x) To our knowledge, no Proceeding is pending or threatened that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the execution, delivery or performance of any of the Agreement, the Indenture or the Securities or the consummation of any of the Transactions or (ii) would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its U.S. Subsidiaries is subject to any judgment, order, decree, rule or regulation of any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xi) The statements in the “Description of the Capital Stock” section in the Time of Sale Document and the Final Offering Memorandum, to the extent that such information purports to constitute a summary of the documents referred to therein, constitute accurate summaries of such documents and proceedings in all material respects.

(xii) No registration under the Securities Act of the Securities is required in connection with the issuance and sale of the Securities to the Initial Purchasers as contemplated by the Agreement and the Time of Sale Document and the Final Offering Memorandum or in connection with the initial resale of the Securities by the Initial Purchasers in accordance with the Agreement, and the Indenture is not required to be qualified under the TIA, in each case assuming (i) that the purchasers who buy the Securities in the initial resale thereof are “qualified institutional buyers” as defined in Rule 144A promulgated under the Securities Act, (ii) the accuracy of each Initial Purchasers’ representations in Section 6 of the Agreement and those of the Company contained in the Agreement regarding the absence of a general solicitation in connection with the sale of the Securities to the Initial Purchasers and the initial resale thereof and (iii) the due performance by such Initial Purchasers of the agreements set forth in Section 6 of the Agreement.

(xiii) Each document filed pursuant to the Exchange Act that is incorporated or deemed to be incorporated by reference in the Time of Sale Document or the Final Offering Memorandum complied, when so filed, as to form in all material respects with the Exchange Act (except for the financial statements and financial data included therein, as to which we express no opinion).

(xiv) The number of shares of Common Stock, including any such additional shares issuable upon conversion in connection with a “make-whole fundamental change” (as defined in the Final Offering Memorandum) (the “Conversion Shares”) have been duly authorized and reserved for issuance upon conversion of the Securities and, assuming no change in relevant facts, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable and the issuance of the Conversion Shares will not be subject to any preemptive or similar rights under the Company’s certificate of incorporation and bylaws.

(xv) As of the date hereof and after giving effect to the Offering and the use of proceeds of the Offering as described in the Time of Sale Document and the Final Offering Memorandum, the Company is not and will not be an “investment company” as defined in, and that is required to be registered under, the Investment Company Act.

(xvi) The statements in the “Material United States Federal Income Tax Considerations” section in the Time of Sale Document and the Final Offering Memorandum, insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute accurate summaries of the principal U.S. federal income tax consequences of an investment in the Securities in all material respects.

We have participated in conferences with officers and representatives of the Company, representatives of the current registered public accountants of the Company and its Subsidiaries, and representatives of the Initial Purchasers and their counsel, at which conferences the contents of the Time of Sale Document and the Final Offering Memorandum and related matters were discussed and, based on these conferences and our review of these documents, we advise you supplementally as a matter of fact and not as an opinion, that nothing has come to our attention that causes us to believe that the Time of Sale Document, as of its date, or the Final Offering Memorandum as of its date or on the Closing Date, contained or contains, an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (except for the financial statements and financial data included or incorporated by reference therein, as to which we express no belief).

EXHIBIT C

FORM OF OPINION OF

KIRKLAND & ELLIS LLP

Set forth below are the opinions to be included in the legal opinion letter of Kirkland & Ellis LLP. This Exhibit C is to be replaced with the actual form of opinion that is agreed upon, including the assumptions, qualifications and limitations to be contained therein. Capitalized terms used herein but not defined shall have the meanings given to them in this Agreement.

(i) The Indenture has been duly authorized, and the Indenture has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(ii) The Securities, when delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, will have been duly executed, issued and delivered and will constitute legal, valid and binding obligations of the Company, entitled to the benefit of the Indenture, enforceable against the Company in accordance with their terms.

(iii) No consent, approval, authorization, order, filing or registration of or with any Governmental Authority or third party is required for execution, or delivery of the Documents or the, except such (i) those that have been official or made, as the case may be, that are in full force and effect, (ii) as may be required under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions or other non-U.S. laws applicable to the purchase of the Securities outside the U.S. in connection with the Transactions or (iii) the filing of a Current Report on Form 8-K with the SEC as may be required under the Securities Act and the Exchange Act, as the case may be, regarding the Documents and the Transactions.

(iv) The statements in the “Description of the Notes” sections in the Time of Sale Document and the Final Offering Memorandum, to the extent that such information purports to constitute a summary of the documents referred to therein, constitute accurate summaries of such documents and proceedings in all material respects.

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EXHIBIT D

FORM OF OPINION OF

K&L GATES LLP

December [—], 2013

Jefferies LLC

RBC Capital Markets, LLC

As Representatives of the Initial Purchasers listed in

Schedule I to the Purchase Agreement referred to below

c/o Jefferies LLC

520 Madison Avenue

New York, NY 10022

c/o RBC Capital Markets, LLC

Three World Financial Center

200 Vesey Street

New York, New York 10281

Re:	Issuance of $100,000,000 in aggregate principal amount of 2.75% Convertible Senior Notes due 2018 (the “Notes”) of Spectrum Pharmaceuticals, Inc. (the “Company”)

Ladies and Gentlemen:

This opinion is provided to you at the request of Spectrum Pharmaceuticals, Inc. (the “Company”), pursuant to Section [7(a)(vi)] of the Purchase Agreement, dated December [—], 2013 (the “Purchase Agreement”), between Jefferies LLC and RBC Capital Markets, LLC, as representative of the several Initial Purchasers listed in Schedule I thereto (collectively, the “Initial Purchasers”) and the Company. Capitalized terms below that are not otherwise defined shall have the meaning ascribed to them in the Purchase Agreement.

For the purpose of this opinion, the terms “know,” “known,” “knowledge” or “aware” refer to a conscious awareness of facts, without investigation, by any of the lawyers currently with this firm who have given substantive attention to legal representation of the Company in matters relating directly to intellectual property matters, and the phrase “causes us to believe” means that we have formed a conscious belief on the basis of information that has come to our attention.

We have acted as special counsel for the Company in connection with its patent matters and not its trademark matters, trade secret matters, copyrights, licensing agreements, employment agreements, and agreements unrelated to its patent matters. We are familiar with the patent rights which are owned by, licensed to and used by, or proposed to be used by, the Company in its business and/or proposed business as described under the captions “Business –

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Patents and Proprietary Rights”, “Risk Factors – Risks Related to Our Industry - If we are unable to adequately protect our technology or enforce our patent rights, our business could suffer”, and “Risk Factors – Risks Related to Our Industry - Intellectual property rights are complex and uncertain and therefore may subject us to infringement claims” in the Company’s Form 10-K for the fiscal year ended December 31, 2012 filed February 28, 2012 (as amended by the Company’s Form 10-K/A for the same period filed on December 6, 2013 (collectively, the “Intellectual Property Portions”), which is incorporated by reference into the Time of Sale Document and the Final Offering Memorandum.

Based on and subject to the foregoing, it is our opinion that:

1.	Exhibit A attached hereto is a list of all patents and patent applications for which the Company is the record owner (“Owned Patents”) and Exhibit B attached hereto is a list of all patents and patent applications for which the Company is a party to a license agreement as licensee (“Licensed Patents” and, together with the Owned Patents, the “Patent Matters”) for which we have acted as counsel to the Company.

2.	Except as disclosed in the Intellectual Property Portions of the Time of Sale Document and the Final Offering Memorandum, to our knowledge without undertaking any docket or other searches, there are no legal or governmental proceedings pending (other than ordinary course proceedings before the USPTO for the Company’s patent applications) relating to the Patent Matters or other proprietary information rights of the Company or any of its subsidiaries to which the Company or any of its subsidiaries is a party or of which any Patent Matters, or any property of the Company or any of its subsidiaries, is subject and, to our knowledge, no such proceedings have been threatened or are contemplated by governmental authorities or others.

3.	To our knowledge, the duty of candor and good faith pursuant to U.S. patent law (including 37 C.F.R. 1.56) has been complied with in connection with the prosecution of the Patent Matters, and, while we can provide no guarantee that any issued patent included in the Patent Matters will be found to be valid and enforceable if challenged, we are not aware of any facts that would lead us to conclude that any issued, unexpired patent included in the Patent Matters is not valid and enforceable under U.S. patent laws.

4.	The statements in the Intellectual Property Portions of the Time of Sale Document and the Final Offering Memorandum, in so far as such matters constitute matters of intellectual property law or legal conclusions and relate to the Patent Matters, or other proprietary information rights of the Company or any subsidiaries, licenses, sublicenses or patent law, are accurate in all material respects.

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Nothing has come to our attention that causes us to believe that the Intellectual Property Portions of the Time of Sale Document, as of its date, or the Final Offering Memorandum as of its date or as of the date herof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The opinions set forth herein are intended solely for the use of the Initial Purchasers in connection with the sale by the Company and the purchase by the Initial Purchasers of the Notes pursuant to the Purchase Agreement, and may not be relied upon by the Initial Purchasers for any other purpose and is not to be made available to or relied upon by other persons or entities without our prior written consent. This letter is delivered to you as of the date hereof, and we do not undertake to, and will not, advise you of any changes to the matters addressed herein that arise or come to our attention after the delivery hereof.

            Very truly yours,

            K&L Gates LLP

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